Filed pursuant to Rule 497(e)
Registration Nos. 333-206240; 811-23084

Weiss Alternative Multi-Strategy Fund
(formerly Weiss Alternative Balanced Risk Fund)

Class A	(not available for purchase)
Investor Class	WEIZX
Class I	(not available for purchase)
Class K	WEISX
A Series of Series Portfolios Trust
May 17, 2021

Supplement to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”) dated February 28, 2021

Effective May 14, 2021, Mr. Charles S. Crow IV, a portfolio manager for the Fund, has resigned from Weiss Multi-Strategy Advisers LLC, the adviser to the Fund. Accordingly, all references to Mr. Crow as a portfolio manager in the Fund’s Prospectus, Summary Prospectus and SAI are hereby removed. Mr. Jordi Visser and Mr. Edward Olanow continue to serve as portfolio managers of the Fund.

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Please retain this supplement for your reference.